Exhibit 10.4

FIRST AMENDMENT TO FIRST AMENDED AND RESTATED REVOLVING CREDIT

AND SECURITY AGREEMENT

First Amendment to First Amended and Restated Revolving Credit and Security Agreement, dated the 9th day of December, 2004, by and among IMCO Recycling Inc., a Delaware corporation (“IMCO”), IMCO Investment Company, a Delaware corporation (“IMCO Investment”), IMCO Management Partnership, L.P., a Texas limited partnership (“IMCO Management”), IMCO Energy Corp., a Delaware corporation (“IMCO Energy”), IMCO Recycling of Indiana Inc., a Delaware corporation (“IMCO Recycling of Indiana”), IMCO Recycling of Illinois Inc., an Illinois corporation (“IMCO Recycling of Illinois”), Alchem Aluminum, Inc., a Delaware corporation (“Alchem”), IMCO Recycling of Michigan L.L.C., a Delaware limited liability company (“IMCO Recycling of Michigan”), IMSAMET, Inc., a Delaware corporation (“IMSAMET”), IMCO Recycling of Idaho Inc., a Delaware corporation (“IMCO Recycling of Idaho”), Rock Creek Aluminum, Inc., an Ohio corporation (“Rock Creek”), IMCO Recycling of Utah Inc., a Delaware corporation (“IMCO Recycling of Utah”), Alchem Aluminum Shelbyville Inc., a Delaware corporation (“Alchem Shelbyville”), Interamerican Zinc, Inc., a Delaware corporation (“Interamerican”), U.S. Zinc Corporation, a Delaware corporation (“U.S. Zinc”), Gulf Reduction Corporation, a Delaware corporation (“Gulf Reduction”), Midwest Zinc Corporation, a Delaware corporation (“Midwest Zinc”), MetalChem, Inc., a Pennsylvania corporation (“MetalChem”), Western Zinc Corporation, a California corporation (“Western Zinc”), U.S. Zinc Export Corporation, a Texas corporation (“U.S. Zinc Export”), IMCO Recycling of California, Inc., a Delaware corporation (“IMCO Recycling of California”), Indiana Aluminum Inc., an Indiana corporation (“Indiana Aluminum”), IMCO Recycling of Ohio Inc., a Delaware corporation (“IMCO Recycling of Ohio”), IMCO Recycling Services Company, a Delaware corporation (“IMCO Recycling Services”), IMCO International, Inc., a Delaware corporation (“IMCO International”), Commonwealth Industries, Inc., a Delaware corporation (“Commonwealth), CI Holdings, LLC, a Delaware limited liability company (“CI Holdings”), CA Lewisport, LLC, a Delaware limited liability company (“CA Lewisport”), Commonwealth Aluminum Concast, Inc., an Ohio corporation (“Commonwealth Concast”), Commonwealth Aluminum Sales Corporation, a Delaware corporation (“Commonwealth Sales”), Commonwealth Aluminum Lewisport, LLC, a Delaware limited liability company (“Commonwealth Lewisport”), Commonwealth Aluminum, LLC, a Delaware limited liability company (“Commonwealth LLC”), Commonwealth Aluminum Metals, LLC, a Delaware limited liability company (“Commonwealth Metals”), and Silver Fox Holding Company, a Delaware corporation (“Silver Fox Holding”) (IMCO, IMCO Investment, IMCO Management, IMCO Energy, IMCO Recycling of Indiana, IMCO Recycling of Illinois, Alchem, IMCO Recycling of Michigan, IMSAMET, IMCO Recycling of Idaho, Rock Creek, IMCO Recycling of Utah, Alchem Shelbyville, Interamerican, U.S. Zinc, Gulf Reduction, Midwest Zinc, MetalChem, Western Zinc, U.S. Zinc Export, IMCO Recycling of California, Indiana Aluminum, IMCO Recycling of Ohio, IMCO Recycling Services, IMCO International, Commonwealth, CI Holdings, CA Lewisport, Commonwealth Concast, Commonwealth Sales, Commonwealth Lewisport, Commonwealth LLC, Commonwealth Metals and Silver Fox Holding are each a “Borrower”, and collectively the “Borrowers”), each of the Guarantors (as listed on the signature pages hereto), PNC Bank, National Association (“PNC”), Citicorp USA, Inc. (“CUSA”), Deutsche Bank Trust Company Americas (“DB”) (PNC, CUSA, DB and each other lender listed on the signature pages hereto are each a “Lender” and collectively, the

“Lenders”), PNC, as administrative agent and syndication agent for the Lenders (in such capacity, the “Administrative Agent”), CUSA, as collateral agent and co-documentation agent for the Lenders (the “Collateral Agent”), DB, as co-documentation agent for the Lenders (a “Co-Documentation Agent”), National City Business Credit, Inc. (“NCBC”), as co-documentation agent for the Lenders (a “Co-Documentation Agent”) and Key Bank National Association (“Key”), as co-documentation agent for the Lenders (a “Co-Documentation Agent” and together with CUSA, DB and NCBC, the “Co-Documentation Agents”) (the “First Amendment”).

W I T N E S S E T H:

WHEREAS, the Borrowers (excluding Commonwealth, CI Holdings, CA Lewisport, Commonwealth Concast, Commonwealth Sales, Commonwealth Lewisport, Commonwealth LLC, Commonwealth Metals and Silver Fox Holding), the Guarantors, the Lenders, the Administrative Agent, the Collateral Agent and the Co-Documentation Agents entered into that certain First Amended and Restated Revolving Credit and Security Agreement, dated December 9, 2004, pursuant to which, among other things, the Lenders agreed to extend credit to the Borrowers (excluding Commonwealth, CI Holdings, CA Lewisport, Commonwealth Concast, Commonwealth Sales, Commonwealth Lewisport, Commonwealth LLC, Commonwealth Metals and Silver Fox Holding) in an aggregate principal amount not to exceed Three Hundred Twenty Five Million and 00/100 Dollars ($325,000,000.00) (the “Credit Agreement”); and

WHEREAS, the Borrowers and the Guarantors desire to amend certain provisions of the Credit Agreement and the Lenders and the Administrative Agent desire to permit such amendments pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. All capitalized terms used herein which are defined in the Credit Agreement shall have the same meaning herein as in the Credit Agreement unless the context clearly indicates otherwise.

2. Section 1.2 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety and in their stead inserting the following:

“Borrower” shall mean IMCO, Alchem, Alchem Shelbyville, Gulf Reduction, IMCO Energy, IMCO International, IMCO Investment, IMCO Management, IMCO Recycling of California, IMCO Recycling of Idaho, IMCO Recycling of Illinois, IMCO Recycling of Indiana, IMCO Recycling of Michigan, IMCO Recycling of Ohio, IMCO Recycling of Utah, IMCO Recycling Services, IMSAMET, Indiana Aluminum, Interamerican, MetalChem, Midwest Zinc, Rock Creek, U.S. Zinc, U.S. Zinc Export, Western Zinc, Commonwealth, CI Holdings, CA Lewisport, Commonwealth Concast, Commonwealth Sales,

Commonwealth Lewisport, Commonwealth LLC, Commonwealth Metals, Silver Fox Holding and any other person who may hereafter become a party hereto and “Borrowers” shall collectively mean all such Persons.

“Pledge Agreement” shall mean (i) the Pledge Agreement executed and delivered by IMCO to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of IMCO Investment, IMCO Energy, IMCO Recycling of Indiana, IMCO Recycling of Illinois, Alchem, IMSAMET, Rock Creek, Alchem Shelbyville, Interamerican, U.S. Zinc, IMCO Recycling of California, IMCO Recycling of Ohio, IMCO Recycling Services and IMCO International; (ii) the Pledge Agreement executed and delivered by IMCO and IMCO Investment to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding partnership interests of IMCO Management; (iii) the Pledge Agreement executed and delivered by IMCO and Alchem to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding membership interests of IMCO Recycling of Michigan; (iv) the Pledge Agreement executed and delivered by IMSAMET to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of IMCO Recycling of Idaho and IMCO Recycling of Utah; (v) the Pledge Agreement executed and delivered by U.S. Zinc to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of Gulf Reduction, Midwest Zinc, MetalChem, Western Zinc and U.S. Zinc Export; (vi) the Pledge Agreement executed and delivered by IMCO Recycling of California to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of Indiana Aluminum; (vii) the Pledge Agreement executed and delivered by IMCO to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of Silver Fox Holding, (viii) the Pledge Agreement executed and delivered by Silver Fox Holding to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of Commonwealth; (ix) the Pledge Agreement executed and delivered by Commonwealth to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding membership interests of CI Holdings and CA Lewisport; (x) the Pledge Agreement executed and delivered by CI Holdings to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of Commonwealth Concast; (xi) the Pledge Agreement executed and delivered by CA Lewisport to the

Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock of Commonwealth Sales; (xii) the Pledge Agreement executed and delivered by CA Lewisport to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding membership interests of Commonwealth Lewisport; (xiii) the Pledge Agreement executed and delivered by Commonwealth Concast to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding membership interests of Commonwealth LLC; (xiv) the Pledge Agreement executed and delivered by Commonwealth Lewisport to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding membership interests of Commonwealth Metals; (xv) the Pledge Agreement executed and delivered by Commonwealth LLC to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding membership interests of Commonwealth Lewisport; (xvi) the Pledge Agreement executed and delivered by IMCO International to the Administrative Agent for the benefit of the Lenders with respect to sixty-five percent (65%) of the issued and outstanding partnership interests of Dutch Aluminum C.V., a Netherlands partnership; (xvii) any other Pledge Agreement executed and delivered by any Loan Party to the Administrative Agent for the benefit of the Lenders with respect to all of the issued and outstanding Capital Stock, partnership interests, or membership interests, as the case may be, of any other Domestic Subsidiary of such Loan Party; and (xviii) any other Pledge Agreement executed and delivered by any Loan Party to the Administrative Agent for the benefit of the Lenders with respect to sixty-five percent (65%) of the issued and outstanding Capital Stock, partnership interests, or membership interests, as the case may be, of any other Foreign Subsidiary of such Loan Party, together with all amendments, supplements, modifications, substitutions and replacements thereto and thereof and “Pledge Agreements” means collectively, all such Pledge Agreements.

3. The last sentence of Section 2.9(a) of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:

As of the date hereof, those letters of credit set forth on Schedule 2.9 attached hereto and made a part hereof, which were issued pursuant to the Existing Credit Agreement and the Commonwealth Existing Credit Agreement by the Administrative Agent and are outstanding on the date hereof (the “Existing Letters of Credit”), are hereby deemed to be Letters of Credit issued and outstanding hereunder.

4. Clause (c) of Section 9.2 of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:

(c) Inventory reports of the Borrowers, including, for Commonwealth, summaries of quantities on hand, the summary of inventory values used for the Borrowing Base Certificate and the current Platts Midwest LME report, and for IMCO, month-end inventory summary schedules showing raw materials, work-in-process, finished goods, and by-products by location,

5. Section 6.13 of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:

6.13 Dissolution of Certain Subsidiaries.

Not later than February 9, 2005, commence, or cause to be commenced, dissolution proceedings with respect to each of the following entities: (i) IMCO Indiana Partnership L.P., an Indiana limited partnership, (ii) Pittsburg Aluminum, Inc., a Kansas corporation, (iii) IMCO Operations Services Company, a Delaware corporation, (iv) Commonwealth Aluminum Tube Enterprises, LLC, a Delaware limited liability company, (v) Greencycle Holdings, LLC, a Delaware limited liability company, and (vi) Zer0waste, Inc., a Delaware corporation and such entities shall be dissolved in accordance with such proceedings.

6. The schedules to the Credit Agreement are hereby deleted in their entirety and in their stead are inserted the schedules attached hereto as Exhibit “B”.

7. Exhibit 2.1(a) to the Credit Agreement is hereby deleted in its entirety and in its stead is inserted Exhibit 2.1(a) attached hereto.

8. Exhibit 2.16(d) to the Credit Agreement is hereby deleted in its entirety and in its stead is inserted Exhibit 2.16(d) attached hereto.

9. The provisions of Section 2 through 8 of this First Amendment shall not become effective until the Administrative Agent has received the following, each in form and substance acceptable to the Administrative Agent:

(a)	this First Amendment, duly executed by each Loan Party and each Lender;

(b)	the documents and conditions listed in the Preliminary Closing Agenda set forth on Exhibit A attached hereto and made a part hereof;

(c)	such other documents as may be reasonably requested by the Administrative Agent.

10. The Loan Parties hereby reconfirm and reaffirm all representations and warranties, agreements and covenants made by and pursuant to the terms and conditions of the Credit Agreement, except as such representations and warranties, agreements and covenants may have heretofore been amended, modified or waived in writing in accordance with the Credit Agreement or as set forth in this First Amendment or the exhibits attached hereto, and except any such representations or warranties made as of a specific date or time, which shall have been true and correct in all material respects as of such date or time.

11. The Loan Parties acknowledge and agree that each and every document, instrument or agreement which at any time has secured payment of the Obligations including, but not limited to, the Credit Agreement and the Pledge Agreements, continue to secure prompt payment when due of the Obligations.

12. The Loan Parties hereby represent and warrant to the Lenders and the Administrative Agent that (i) the Loan Parties have the legal power and authority to execute and deliver this First Amendment; (ii) the officers of the Loan Parties executing this First Amendment have been duly authorized to execute and deliver the same and bind the Loan Parties with respect to the provisions hereof; (iii) the execution and delivery hereof by the Loan Parties and the performance and observance by the Loan Parties of the provisions hereof and of the Credit Agreement and all documents executed or to be executed therewith, do not violate or conflict with the organizational documents of the Loan Parties or any law applicable to the Loan Parties or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Loan Parties and (iv) this First Amendment, the Credit Agreement and the documents executed or to be executed by the Loan Parties in connection herewith or therewith constitute valid and binding obligations of the Loan Parties in every respect, enforceable in accordance with their respective terms.

13. The Loan Parties represent and warrant that (i) no Event of Default exists under the Credit Agreement, nor will any occur as a result of the execution and delivery of this First Amendment or the performance or observance of any provision hereof; and (ii) they presently have no claims or actions of any kind at law or in equity against the Lenders or the Administrative Agent arising out of or in any way relating to the Credit Agreement or the Other Documents.

14. Each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby.

15. The agreements contained in this First Amendment are limited to the specific agreements made herein. Except as amended hereby, all of the terms and conditions of the Credit Agreement shall remain in full force and effect. This First Amendment amends the Credit Agreement and is not a novation thereof.

16. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

17. This First Amendment shall be governed by, and shall be construed and enforced in accordance with, the Laws of the State of New York without regard to the principles or the conflicts thereof. The Loan Parties hereby consent to the jurisdiction and venue of any federal or state court located in the County of New York, State of New York with respect to any suit arising out of or mentioning this First Amendment.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto, have caused this First Amendment to be duly executed by their duly authorized officers on the day and year first above written.

BORROWERS:

ATTEST/WITNESS		IMCO RECYCLING INC.

By:	/s/ Christopher R. Clegg	By:	/s/ Sean M. Stack

Name:	Christopher R. Clegg	Name:	Sean M. Stack

Title:	Senior Vice President	Title:	Senior Vice President

IMCO INVESTMENT COMPANY

IMCO RECYCLING OF INDIANA INC.

IMCO ENERGY CORP.

IMCO RECYCLING OF ILLINOIS INC.

ALCHEM ALUMINUM, INC.

INTERAMERICAN ZINC, INC.

IMCO RECYCLING OF CALIFORNIA, INC.

IMCO INTERNATIONAL, INC.

IMCO RECYCLING OF OHIO INC.

IMSAMET, INC.

IMCO RECYCLING OF IDAHO INC.

IMCO RECYCLING OF UTAH INC.

ROCK CREEK ALUMINUM, INC.

U.S. ZINC CORPORATION

GULF REDUCTION CORPORATION

MIDWEST ZINC CORPORATION

METALCHEM, INC.

U.S. ZINC EXPORT CORPORATION

ALCHEM ALUMINUM SHELBYVILLE INC.

INDIANA ALUMINUM INC.

ATTEST/WITNESS		IMCO RECYCLING SERVICES COMPANY WESTERN ZINC CORPORATION

By:	/s/ Christopher R. Clegg	By:	/s/ Sean M. Stack

Name:	Christopher R. Clegg	Name:	Sean M. Stack

Title:	Senior Vice President	Title:	Senior Vice President of each of the above-named entities

IMCO Recycling of Michigan, L.L.C.

ATTEST/WITNESS		By: IMCO Recycling Inc., its Manager

By:	/s/ Christopher R. Clegg	By:	/s/ Sean M. Stack

Name:	Christopher R. Clegg	Name:	Sean M. Stack

Title:	Senior Vice President	Title:	Senior Vice President

IMCO MANAGEMENT PARTNERSHIP L.P.

ATTEST/WITNESS		By: IMCO Recycling Inc., its General Partner

By:	/s/ Christopher R. Clegg	By:	/s/ Sean M. Stack

Name:	Christopher R. Clegg	Name:	Sean M. Stack

Title:	Senior Vice President	Title:	Senior Vice President

ATTEST/WITNESS		COMMONWEALTH INDUSTRIES, INC.

By:	/s/ Christopher R. Clegg	By:	/s/ Sean M. Stack

Name:	Christopher R. Clegg	Name:	Sean M. Stack

Title:	Senior Vice President	Title:	Senior Vice President

ATTEST/WITNESS		CI HOLDINGS, LLC

		By:	Commonwealth Industries, Inc., its Sole Member
By:	/s/ Christopher R. Clegg

Name:	Christopher R. Clegg		By:	/s/ Sean M. Stack

Title:	Senior Vice President		Name:	Sean M. Stack

			Title:	Senior Vice President

ATTEST/WITNESS		COMMONWEALTH ALUMINUM CONCAST, INC.

By:	/s/ Christopher R. Clegg	By:	/s/ Sean M. Stack

Name:	Christopher R. Clegg	Name:	Sean M. Stack

Title:	Senior Vice President	Title:	Senior Vice President

ATTEST/WITNESS		COMMONWEALTH ALUMINUM SALES CORPORATION

By:	/s/ Christopher R. Clegg	By:	/s/ Sean M. Stack

Name:	Christopher R. Clegg	Name:	Sean M. Stack

Title:	Senior Vice President	Title:	Senior Vice President

ATTEST/WITNESS		COMMONWEALTH ALUMINUM LEWISPORT, LLC

By:	/s/ Christopher R. Clegg	By:	CA Lewisport, LLC, its Managing Member

Name:	Christopher R. Clegg

Title:	Senior Vice President	By:	Commonwealth Industries, Inc., its Sole Member

			By:	/s/ Sean M. Stack

			Name:	Sean M. Stack

			Title:	Senior Vice President

ATTEST/WITNESS		COMMONWEALTH ALUMINUM, LLC

		By:	Commonwealth Aluminum Concast, Inc., its Sole Member
By:	/s/ Christopher R. Clegg

Name:	Christopher R. Clegg		By:	/s/ Sean M. Stack

Title:	Senior Vice President		Name:	Sean M. Stack

			Title:	Senior Vice President

ATTEST/WITNESS		COMMONWEALTH ALUMINUM METALS, LLC

By:	/s/ Christopher R. Clegg	By:	Commonwealth Aluminum Lewisport, LLC, its Sole Member

Name:	Christopher R. Clegg

Title:	Senior Vice President	By:	CA Lewisport, LLC, its Managing Member

		By:	Commonwealth Industries, Inc., its Sole Member

			By:	/s/ Sean M. Stack

			Name:	Sean M. Stack

			Title:	Senior Vice President

ATTEST/WITNESS		SILVER FOX HOLDING COMPANY

By:	/s/ Christopher R. Clegg	By:	/s/ Sean M. Stack

Name:	Christopher R. Clegg	Name:	Sean M. Stack

Title:	Senior Vice President	Title:	Senior Vice President

Administrative Agent and Lenders:

PNC Bank, National Association, as Lender and as Administrative Agent

By:	/s/ Timothy S. Culver

Name:	Timothy S. Culver

Title:	Vice President

Citicorp USA, Inc.

By:	/s/ David Jaffe

Name:	David Jaffe

Title:	Vice President

Deutsche Bank Trust Company Americas

By:	/s/ Mark E. Funk

Name:	Mark E. Funk

Title:	Managing Director

National City Business Credit, Inc.

By:	/s/ Gregory A. Steve

Name:	Gregory A. Steve

Title:	Managing Director

Key Bank National Association

By:	/s/ Jason T. Sylvester

Name:	Jason T. Sylvester

Title:	Assistant Vice President

LaSalle Business Credit, LLC

By:	/s/ Susan M. Davis

Name:	Susan M. Davis

Title:	Vice President

Wachovia Bank, National Association

By:	/s/ Elizabeth L. Schoen

Name:	Elizabeth L. Schoen

Title:	Director

Allied Irish Banks plc

By:	/s/ Martin S. Chin

Name:	Martin S. Chin

Title:	Vice President

JPMorgan Chase Bank, N.A.

By:	/s/ David L. Carey

Name:	David L. Carey

Title:	VP

The CIT Group/Business Credit, Inc.

By:	/s/ Juan R. Ramirez

Name:	Juan R. Ramirez

Title:	Assistant Vice President

Wells Fargo Foothill, LLC

By:	/s/ Sanat S. Amladi

Name:	Sanat S. Amladi

Title:	Vice President

General Electric Capital Corporation

By:	/s/ James O’Donnell

Name:	James O’Donnell

Title:	Duly Authorized Signatory

HSBC Business Credit (USA) Inc.

By:	/s/ Matthew W. Rickert

Name:	Matthew W. Rickert

Title:	Assistant Vice President

Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc.

By:	/s/ Tom Bukowski

Name:	Tom Bukowski

Title:	Director

US Bank, National Association

By:	/s/ Jeffrey A. Kessler

Name:	Jeffrey A. Kessler

Title:	Vice President

Fifth Third Bank

By:	/s/ Mike Ehlert

Name:	Mike Ehlert

Title:	Vice President

Webster Business Credit Corporation

By:	/s/ Alan F. McKay

Name:	Alan F. McKay

Title:	Vice President

EXHIBIT A

Preliminary Closing Agenda

See Attached

EXHIBIT B

Amended and Restated Schedules to the Credit Agreement

See Attached